Exhibit 99.3

(Furnished herewith)

Fourth Quarter 2008 Earnings Conference Call 26 November 2008 Exhibit 99.3 (Furnished herewith) 25

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with GAAP (accounting principles generally accepted in the United States of America). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26

Fourth Quarter Overview -18% $422 $345 Net Income -14% $.94 $.81 Diluted EPS +24% $5,423 $6,734 Net Sales +21% $6,141 $7,401 Net Sales and Revenues Change Q4 2007 Q4 2008 (in millions of dollars except per share amounts) 27

Additional Supplemental Data Fourth Quarter 2008 NOTE: Due to the magnitude of the amount for the item listed above in the quarter, management believes the above additional supplemental data provides valuable insight into the operating performance for the fourth quarter of 2008. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under accounting principles generally accepted in the U.S. * Item was not included in the earnings release of 13 August 2008. Event was previously disclosed in press release of 2 September 2008 and Form 10-Q for third quarter filed on 2 September 2008 Net income, as reported $345.0 $0.81 Estimated expenses related to Welland factory closing (not included in 13 August 2008 guidance) 35.0* 0.08 Estimated income excluding special item $380.0 $0.89 (In Millions) Diluted EPS 28

Fourth Quarter Overview Net Sales • Equipment operations net sales: Up ~ 24% in Q4 2008 vs. Q4 2007 – Currency translation: Flat – Price realization: ~ +3 points 29

*Percentage change from same period in previous year, excluding purchased product. Production Tonnage* (12) (8) (10) Worldwide C&F +12 +29 +36 U.S. and Canada AG (6) +31 +28 Outside U.S. and Canada (2) +13 +22 Total U.S. and Canada (10) (3) +14 Worldwide C&CE Flat +32 +35 Worldwide AG (3) +12 +18 +24 Total Worldwide FY 2009 Forecast Q1 2009 Forecast FY 2008 Actual Q4 2008 Actual % Change Deere & Company Forecast as of 26 November 2008 30

2009 Company Outlook • Outlook for 2009 is highly uncertain due to global economic conditions and turmoil in world financial markets. • First Quarter 2009 Forecast – Net sales up ~ 7% vs. Q1 2008 • Currency translation: ~ (6) points • Price realization: ~ +5 points – Net income of ~ $275 million • Fiscal Year 2009 Forecast – Net sales flat from FY 2008 • Currency translation: ~ (6) points • Price realization: ~ +7 points – Net Income of ~ $1.9 billion Deere & Company Forecast as of 26 November 2008 31

Worldwide Agricultural Equipment Fourth Quarter Overview +23% $388 $476 Operating Profit* +35% Production Tonnage +43% $3,188 $4,570 Net Sales Change Q4 2007 Q4 2008 (in millions of dollars) *Operating profit impacted by: – Higher shipment volumes – Improved price realization – Higher raw material costs – Higher SA&G and R&D expenses – Closure of facility in Canada Incremental Margin ~ 6% 32

$0.65 $13.50 $7.74 $5.50 Previous 2008/09 $0.58 $10.60 $6.92 $4.45 Previous 2007/08 $0.55 $9.20 $6.00 $4.15 2009/10 Forecast $0.52 $9.30 $6.50 $4.25 2008/09 Forecast $0.57 $10.10 $7.35 $4.30 2007/08 Cotton (per pound) Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) U.S. Commodity Price Estimates Deere & Company Forecast as of 26 November 2008 (Previous Forecast as of 13 August 2008) 33

Deere & Company Forecast as of 26 November 2008 U.S. Farm Prices Source: Actual data from Wall Street Journal 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09F Apr-09F Jul-09F Oct-09F Soybeans Corn Wheat 34

U.S. Farm Production Cost / Profitability* • Variable production costs: • Prices at which farmers still make good money: $6.50 to $7.00 Soybeans $5.40 to $5.80 Wheat $3.10 to $3.30 Corn 2009 2008 $3.57 $3.27 Soybeans $3.18 $2.84 Wheat $2.36 $2.02 Corn *Source: Informa Economics; estimates based on production costs as of 14 November 2008 35

U.S. Farm Cash Receipts 323.9 10.3 144.8 168.8 2009 Forecast 346.6 13.3 137.5 195.8 Previous 2008 354.7 10.3 138.4 206.0 Previous 2009 336.8 13.3 140.5 183.0 2008 Forecast 296.8 11.9 137.9 147.0 2007 Total Cash Receipts Government Payments Livestock Crops (in billions of dollars) Deere & Company Forecast as of 26 November 2008 (Previous Forecast as of 13 August 2008) 36

Agricultural Equipment Retail Sales Industry Outlook • U.S. and Canada: Up ~ 5% for Fiscal 2009 – Increase in large tractors and combines – Agricultural commodity prices at healthy levels, though below 2008 levels – Cotton equipment, small tractors, and equipment commonly used by livestock producers projected lower • South America: Down 10% - 20% for Fiscal 2009 – Credit access in Brazil – Drought conditions in Argentina Deere & Company Forecast as of 26 November 2008 37

Farm Net Income Brazil and Argentina • Factors influencing farm net income in 2009: – Customers’ access to credit – Increase in input costs – Reduction in planted area – Drought conditions in Argentina – Future of Argentina farming sector will depend more on political decisions (retenciónes), than on economic conditions Deere & Company Forecast as of 26 November 2008 (6.0) - 8.0 3.4 5.1 (2.0) - 6.0 15.4 9.0 2009 Forecast Range 2008 Forecast 2007 2009 Forecast Range 2008 Forecast 2007 Argentina Brazil (in billions of U.S. dollars) 38

Bank 30% Farmer 25% Agribusiness* 45% Farmer 50% Bank 24% Agribusiness* 26% 2007/08 Crop: Brazilian Soybean Crop Funding Additional Funding Pressure on Farmers 2008/09 Crop: *Agribusiness includes seed, fertilizer, agrochemical and trading companies Source: Agroconsult October 2008 39

European (EU-27) Agricultural Update • 2009 outlook: business back to normal – Margins and mood back at normal levels – Improvements for pork sector – Rural finance intact in Western Europe • Medium-term prospects – Policy shift towards more rural development – Higher degree of specialization – Slight shift to cash crops from livestock farming – Income up in new member states Deere & Company Forecast as of 26 November 2008 40

Agricultural Equipment Retail Sales Industry Outlook • Western Europe – Down 5% - 10% for Fiscal 2009 • Central Europe and the Commonwealth of Independent States countries, including Russia – Down moderately – Good demand, but depends on access to credit markets Deere & Company Forecast as of 26 November 2008 41

Worldwide Agricultural Equipment Deere & Company Outlook • Fiscal Year 2009 Forecast – Net sales projected to be up ~ 5% • Currency translation ~ (8) points Deere & Company Forecast as of 26 November 2008 42

Worldwide Commercial & Consumer Equipment Fourth Quarter Overview +45% -$11 -$16 Operating Loss* +14% Production Tonnage -11% $1,027 $915 Net Sales Change Q4 2007 Q4 2008 (in millions of dollars) *Operating Loss impacted by: – Closure of facility in Canada – Higher raw material costs – Lower shipment volumes – Improved price realization – Lower SA&G expenses Incremental Margin ~ 4% 43

Worldwide Commercial & Consumer Equipment Deere & Company Outlook • Fiscal Year 2009 Forecast – Net sales projected to be down ~ 6% • U.S. housing slump • Recessionary economic conditions • Partially offset by new products Deere & Company Forecast as of 26 November 2008 44

Worldwide Construction & Forestry Fourth Quarter Overview -34% $134 $89 Operating Profit* -10% Production Tonnage +3% $1,208 $1,249 Net Sales Change Q4 2007 Q4 2008 (in millions of dollars) *Operating Profit impacted by: – Higher raw material costs 45

Worldwide Construction & Forestry Strong Performance in Challenging Market Conditions Full Year 2008 17.6% Operating Return on Assets (OROA) 9.7% Operating Return on Sales Note: For reconciliation of OROA to GAAP, please see “Reconciliation to GAAP” slide in Appendix 46

Worldwide Construction & Forestry Deere & Company Outlook • Fiscal Year 2009 Forecast – Net sales projected to be down ~ 12% • U.S. economic factors • Housing starts at 0.6 - 0.7 million • Non-residential spending down ~ 15% • GDP growth of ~ (1%) • Global forestry markets down • Partially offset by new products Deere & Company Forecast as of 26 November 2008 47

• China – June 2008 - acquired 50 percent of Xuzhou Xuwa Excavator Machinery Co., Ltd. (XCG) – First domestic manufacturing operation for the division in China • India – September 2008 - announced plans to form a joint venture with Ashok Leyland Limited – Manufacture and market backhoes and four-wheel-drive loaders – Currently evaluating site locations – Initial production planned for early 2010 Worldwide Construction & Forestry Expanding Global Footprint 48

Ag Fin Svc 7% Ag 62% C&CE 11% C&F 20% John Deere Capital Corporation is a U.S. subsidiary of John Deere Credit Company and is included in the information above Portfolio Composition by Market: Credit Worldwide $22.2 billion Owned Portfolio as of 31 October 2008 49

Portfolio Composition by Geography: Australia 2% Latin America 4% Europe 9% U.S. 75% Canada 10% Portfolio Composition by Product: Credit Worldwide $22.2 billion Owned Portfolio as of 31 October 2008 Other 1% Revolving Credit 9% Leasing 12% Installment Financing 60% Wholesale / Floorplan 18% John Deere Capital Corporation is a U.S. subsidiary of John Deere Credit Company and is included in the information above 50

Credit Credit Loss History • Low losses driven by: – Strong farmer cash flows – Ag & C&CE dealer reserves – Rigorous underwriting standards – Robust collection practices – Strong used equipment values Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 51

John Deere Capital Corporation Retail Notes 60+ Days Past Due vs. Write-offs Retail Note Losses & Past Dues 0.67% -0.05% 0.35% 0.75% 1.15% 1.55% 1.95% 2.35% 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 Net Write-offs Installments 60+ DPD Note: 1982 – 1985 includes Construction; 1986 - 1994 includes Lawn & Grounds Care; As % of Owned Losses After Dealer Reserve Charges Source: 1982 – 1994 internal reporting, 1995 - 2007 JDCC 10K’s; 2008 internal reporting • Agricultural Equipment – Extremely low write-offs; average 12 bps for last 10 years – Even in the severe Ag market of the 1980s, losses were comparatively low 52

John Deere Capital Corporation Retail Notes 60+ Days Past Due vs. Write-offs Retail Note Losses & Past Dues 2.11% 1.01% -0.05% 0.35% 0.75% 1.15% 1.55% 1.95% 2.35% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Net Write-offs Installments 60+ DPD Source: 1995 - 2007 JDCC 10K’s; 2008 internal reporting • Construction and Forestry – 2008 performed in line with historical average despite severe economic pullback in construction 53

Credit • Fourth Quarter 2008 – Net income of ~ $67 million • Higher SA&G expenses • Increase in average leverage • Unfavorable currency translation • Higher provision for credit losses • Narrower financing spreads • Growth in average credit portfolio • Increased commissions from crop insurance • Fiscal Year 2009 Forecast – Net income of ~ $300 million Deere & Company Forecast as of 26 November 2008 54

Consolidated Trade Receivables & Inventory Change at 31 October: 2008 vs. 2007, 2009 vs. 2008 763 925 25 25 875 2008 Prior Forecast 75 75 125 75 125 2009 Forecast 884 Total, as reported 1,290 Total, constant exchange C&F CCE AG (in millions of dollars) 53 51 886 2008 Actual Deere & Company Forecast as of 26 November 2008 (Previous Forecast as of 13 August 2008) 55

20% 25% 30% 35% 40% 45% 50% 55% 60% ‘00 Q3 Q4 ‘01 Q1 Q2 Q3 Q4 ‘02 Q1 Q2 Q3 Q4 ‘03 Q1 Q2 Q3 Q4 ‘04 Q1 Q2 Q3 Q4 ‘05 Q1 Q2 Q3 Q4 ‘06 Q1 Q2 Q3 Q4 ‘07 Q1 Q2 Q3 Q4 ‘08 Q1 Q2 Q3 Q4 Receivables & Inventory to Previous 12 Months Sales Prior Year Current Year Consolidated Trade Receivables & Inventory • Continued strong asset management in 2008 56 triple digits double digits more than industry low double digit Deere** 9% 4WD Tractors 38% Combines 19% 9% Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers October Retail Sales U.S. and Canada 57

(at 31 October – in units as a % of trailing 12 months retail sales) 2007 2008 1% 2% Combines 11% 21% Row-Crop Tractors As reported to the Association of Equipment Manufacturers Deere Dealer Inventories U.S. and Canada 58

October 2008 Retail Sales Western Europe single digit Flat Deere & Company Combines Tractors Based on EU Government Reporting of Registrations 59

single digit First-in-the-Dirt Flat Settlements Construction & Forestry low double digit Commercial & Consumer Equipment Deere & Company October 2008 Retail Sales U.S. and Canada 60

Liquidity and Bank Support • In the past eight weeks, successful access to commercial paper market – Typically issuing more than $700 million per week – Weighted average term ~25 days – Majority of commercial paper outstanding matures after 31 December 2008 • Ahead of last year’s pace • $4.5B credit facility supporting commercial paper – Have not drawn on facility – $1.7 billion incremental capacity • To be prudent: – $400M capital infusion into JDCC in October – Not currently repurchasing shares 61

Material Costs and Freight Equipment Operations • Fourth Quarter 2008 – Up ~ $305 million vs. Q4 2007 • Fiscal Year 2008 – Up ~ $550 million vs. FY2007 – By division • Agricultural Equipment: ~ $405 • Commercial & Consumer Equipment: ~ $ 65 • Construction & Forestry: ~ $ 80 – Previous forecast up $425 - $475 million Previous Forecast as of 13 August 2008 62

2009 Material Costs and Freight Equipment Operations • Fiscal Year 2009 – Up $500 - $900 million vs. FY2008 – By division • Agricultural Equipment: $350 - $625 • Commercial & Consumer Equipment: $ 75 - $125 • Construction & Forestry: $ 75 - $150 Deere & Company Forecast as of 26 November 2008 63

Research & Development Expense Equipment Operations • Fourth Quarter 2008 – Up ~ 17% vs. Q4 2007 • Fiscal Year 2008 – Up ~ 15% vs. FY2007 • Currency translation ~ 2 points – Previous forecast ~ 16% • Currency translation ~ 3 points • Fiscal Year 2009 – Up ~ 5% vs. FY2008 Deere & Company Forecast as of 26 November 2008 (Previous Forecast as of 13 August 2008) 64

Selling, Administrative & General Expense Equipment Operations • Fourth Quarter 2008 – Flat vs. Q4 2007 • Includes ~ 5 points related to global growth initiatives • Fiscal Year 2008 – Up ~ 13% vs. FY 2007 • Includes ~ 9 points related to global growth initiatives and currency translation – Previous forecast ~ 16% • Included ~ 10 points related to global growth initiatives and currency translation • Fiscal Year 2009 – Up ~ 2% vs. FY 2008 Deere & Company Forecast as of 26 November 2008 (Previous Forecast as of 13 August 2008) 65

Tax Rate Equipment Operations • Fourth Quarter 2008 – Effective tax rate of ~ 41% • Shift in geographic mix of income • Distributions of non-U.S. income • Partially offset by R&D tax credit • Fiscal year 2008 – Effective tax rate of ~ 36% • Previous forecast of ~ 36% • Fiscal Year 2009 Forecast – Assumes tax rate of ~ 35% Deere & Company Forecast as of 26 November 2008 (Previous Forecast as of 13 August 2008) 66

Other Information Fiscal Year 2008 • Equipment Operations – Capital Expenditures • ~ $773 million • Previous forecast ~ $775 million – Depreciation and Amortization • ~ $484 million – Pension/OPEB Contributions • ~ $430 million • Financial Services – Capital Expenditures • ~ $339 million • Primarily Wind Previous Forecast as of 13 August 2008 67

Other Information Fiscal Year 2009 Forecast • Equipment Operations – Capital Expenditures • ~ $1.0 billion – Depreciation and Amortization • ~ $525 million – Pension/OPEB Contributions • ~ $170 million • Financial Services – Capital Expenditures • ~ $125 million • Primarily Wind Deere & Company Forecast as of 26 November 2008 68

Appendix 69

Share Repurchase as Part of Publicly Announced Plans Total $ Amount (in billions) Shares Repurchased* (in millions) FY2008 $0.5 5.8 Q1 $1.7 21.2 Total $0.4 4.8 Q4 $0.3 4.5 Q3 $0.5 6.1 Q2 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $3.9 93.3 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 • Cumulative cost of repurchases since 2004: $5.6 billion • Balance remaining on May 2007 40-million share authorization: 13.7 million • May 2008 share authorization: $5.0 billion • 2008 period ending shares: 422.3 million * All shares adjusted for two-for-one stock split effective 26 November 2007 70

in millions of dollars, unless indicated 2008 Operating Profit 466 $ Average Identifiable Assets With Inventory @ LIFO 2,456 $ With Inventory @ Std Cost 2,641 $ OROA @ LIFO 19.0% (Operating Profit / Average Assets) OROA @ Standard Cost 17.6% (Operating Profit / Average Assets) OROA Reconciliation to GAAP Worldwide Construction and Forestry 71

Deere’s first quarter 2009 conference call is scheduled for 9:00 a.m. central time on Wednesday, February 18, 2009 72